SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 8, 2005

                              ELITE COSMETICS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               DELAWARE 000-51059
       (STATE OR OTHER JURISDICTION OF (COMMISSION FILE NO.) (IRS EMPLOYEE
               INCORPORATION OR ORGANIZATION) IDENTIFICATION NO.)


                            107 St. Patrick's Street
                            Donaldsonville, LA 70346
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (225) 473-7578
                            (ISSUER TELEPHONE NUMBER)

                                 EDMONDS 4, INC.
                             300 Park Avenue, #1700
                            New York, New York 10022
                            (FORMER NAME AND ADDRESS)


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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) Previous Independent Auditors:

     (i) On June 8, 2005, Gately & Associates, LLC ("Gately & Associates") was dismissed as independent auditor for the Company. On June 8, 2005, the Company engaged Webb & Company, P.A. ("Webb") as its principal independent accountant. This decision to engage Webb was ratified by the majority approval of the Board of Directors of the Company.

     (ii) Management of Elite Cosmetics, Inc. has not had any disagreements with Gately & Associates related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the most recent fiscal year and any subsequent interim period through Gately & Associates' termination on June 8, 2005, there has been no disagreement between the Company and Gately & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Gately & Associates would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

     (iii) The Company's Board of Directors participated in and approved the decision to change independent accountants. Gately & Associates' review of the Company's financial statements on Form QSB for the period ending January 31, 2005 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

     (iv) In connection with its review of financial statements through January 31, 2005, there have been no disagreements with Gately & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Gately & Associates would have caused them to make reference thereto in their report on the financial statements.

     (v) During the most recent review period and the interim period subsequent to June 8, 2005, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

     (vi) The Company requested that Gately & Associates furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)  New Independent Accountants:

     (i) The Company engaged, Webb & Company, P.A. of Boynton Beach, Florida, as its new independent auditors as of June 8, 2005. Prior to such date, the Company, did not consult with Webb & Company, P.A. regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Webb & Company, P.A. or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of business acquired:

          None

     (b)  Exhibits



NUMBER          EXHIBIT
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23.1            Letter from Gately & Associates, LLC

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Elite Cosmetics, Inc.

                                    By: /s/ Glen Landry
                                        --------------------------
                                            GLEN LANDRY
                                            CEO